                                                                    Exhibit 10.5

                                    AGREEMENT

                 THIS AGREEMENT dated as of August 27, 1995 is made by and between Chemical Banking Corporation, a Delaware corporation, (the "Company"), and _________________________ (the "Executive").

                 WHEREAS the Company considers it essential to the best interests of its shareholders to foster the continuous employment of key management personnel; and

                 WHEREAS the Company has entered into an Agreement and Plan of Merger with The Chase Manhattan Corporation, dated as of August 27, 1995, under which Chase will be merged into the Company (the "Merger"); and

                 WHEREAS the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly-held corporations, the Merger and the uncertainty and questions which it may raise among management may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders; and

                 WHEREAS the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the management of the Company and its subsidiaries, including the Executive, to their assigned duties without distraction in the face of potential uncertainty arising from the Merger;

                 NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

                 1. Defined Terms. The definitions of capitalized terms used in this Agreement are provided in the last Section hereof.

                 2. Term of Agreement. This Agreement shall commence on the date hereof and shall continue in effect through December 31, 1996; provided, however, if Shareholder Approval shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of 24 months beyond the month in which such Shareholder Approval occurred.

                 3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and its subsidiaries and in consideration of the Executive's covenants set forth in Section 4 hereof, the Company agrees, under the conditions described herein, to pay the Executive the "Severance Payments" described in Section 6.01 hereof and the other payments and benefits described herein in the event the Executive's employment with the Company is terminated following Shareholder Approval and during the term of this Agreement. No amount or benefit shall be payable under this Agreement unless there shall have been (or, under the terms hereof, there shall be deemed to have been) a termination of the Executive's employment with the Company, as described in Section 6.01 hereof, following

Shareholder Approval. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company or any of its subsidiaries.

                 4. The Executive's Covenants. The Executive agrees that, subject to the terms and conditions of this Agreement the Executive will remain in the employ of the Company until the earliest of (i) a date which is twelve (12) months from the date of such Board Approval, (ii) the date of Shareholder Approval, (iii) the date of termination by the Executive of the Executive's employment for Good Reason (determined by treating the Board Approval as Shareholder Approval in applying the definition of Good Reason), by reason of death, Disability or Retirement, or (iv) the termination by the Company of the Executive's employment for any reason.

                 5.  Compensation Other Than Severance Payments.

                 5.01 Following Shareholder Approval and during the term of this Agreement, during any period that the Executive fails to perform the Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Executive's full salary shall be paid to the Executive by the Company at a rate no less than the rate in effect at the commencement of any such period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company or its subsidiaries during such period, until the Executive's employment is terminated by the Company for Disability.

                 5.02 If the Executive's employment shall be terminated for any reason following Shareholder Approval and during the term of this Agreement, the Executive's full salary shall be paid to the Executive by the Company through the Date of Termination at the rate in effect at the time the Notice of Termination is given, together with all compensation and benefits payable to or with respect to the Executive through the Date of Termination under the terms of any compensation or benefit plan, program or arrangement maintained by the Company or its subsidiaries during such period.

                 5.03 If the Executive's employment shall be terminated for any reason following Shareholder Approval and during the term of this Agreement, the Executive's normal post-termination compensation and benefits shall be paid to the Executive as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the retirement, insurance and other compensation or benefit plans, programs and arrangements maintained by the Company or its subsidiaries.

                 6.  Severance Payments.

                 6.01 The Company shall pay the Executive the payments described in this Section 6.01 (the "Severance Payments") upon the termination of the Executive's employment with the Company following Shareholder Approval and during the term of this Agreement, in addition to the payments and benefits described in

Section 5 hereof, unless such termination is (i) by the Company for Cause, (ii) by reason of death, Disability or Retirement, or (iii) by the Executive without Good Reason. The Executive's employment shall be deemed to have been terminated following Shareholder Approval by the Company without Cause or by the Executive with Good Reason if the Executive's employment is terminated prior to Shareholder Approval without Cause at the request of Chase (or its affiliate) or if the Executive terminates his employment with Good Reason prior to Shareholder Approval (determined by treating Board Approval as Shareholder Approval in applying the definition of Good Reason) if the circumstance or event which constitutes Good Reason occurs at the request of Chase (or its affiliate). The Executive's employment with the Company shall not be deemed terminated solely because of a redesignation of the Executives's title or employer among the Company and its primary subsidiaries.

                 (A) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to three times the sum of (i) the higher of the Executive's Annual Base Salary in effect immediately prior to the occurrence of the event or circumstance upon which the Notice of Termination is based or in effect immediately prior to Shareholder Approval, and (ii) the average percentage annual bonus paid or determined and payable to the Executive over the preceding five years

         (expressed as a percentage of Annual Base Salary) and applied to the Executive's Annual Base Salary as determined pursuant to clause (i) above.

                 (B) For a 36 month period after the Date of Termination, the Company shall arrange to provide the Executive with life, disability, accident and health insurance benefits substantially similar to those which the Executive is receiving immediately prior to the Notice of Termination (without giving effect to any reduction in such benefits subsequent to Shareholder Approval which reduction constitutes Good Reason). Benefits otherwise receivable by the Executive pursuant to this Section 6.01(B) shall be reduced to the extent comparable benefits are actually received by or made available to the Executive without cost during such period following the Executive's termination of employment (and any such benefits actually received by the Executive shall be reported to the Company by the Executive). If the benefits provided to the Executive under this Section 6.01(B) shall result in a decrease, pursuant to Section 6.02, in the Severance Payments and these
         Section 6.01(B) benefits are thereafter reduced pursuant to the immediately preceding sentence because of the receipt of comparable benefits, the Company shall, at the time of such reduction, pay to the Executive the lesser of (i) the amount of the decrease made in the Severance Payments pursuant to Section 6.02(a), or (ii) the maximum amount which can be paid to the Executive without being, or causing any other payment to be, nondeductible by reason of section 280G of the Code.

                 (C) "Employee Benefits" to which the Executive was entitled pursuant to an individual agreement with the Company as in effect immediately prior to the effective date hereof shall be provided to the Executive in accordance with the terms thereof. Employee Benefits, for this purpose, shall include benefits and other rights granted under such individual agreement with respect to the Company's (i) Permanent Life Insurance Options Plan, (ii) Supplemental Savings Incentive Plan,
         (iii) Supplemental Retirement Benefits Plan, (iv) Executive Cash Plan for Retirement, (v) post-retirement benefits under a welfare benefits plan and (vi) any additional supplemental pension benefit provided for under the terms of the individual agreement. Notwithstanding the foregoing, there shall be no duplication of benefits or payments under this Agreement and any such individual agreement.

                 6.02 (a) Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by the Executive in connection with Shareholder Approval or the termination of the Executive's employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company or any of its subsidiaries, any Person whose actions result in Shareholder Approval or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Severance

Payments, being hereinafter called "Total Payments") would subject the Executive to an Excise Tax, and if such Total Payments less the Excise Tax is less than the maximum amount of Total Payments which would otherwise be payable to the Executive without the imposition of an Excise Tax, then, to the extent necessary to eliminate the imposition of an Excise Tax (and after taking into account any reduction in the Total Payments provided by reason of Section 280G of the Code in such other plan, arrangement or agreement), (A) the cash Severance Payments shall first be reduced (if necessary, to zero), and (B) all other non-cash Severance Payments shall next be reduced (if necessary, to zero). For purposes of this limitation (i) no portion of the Total Payments the receipt or enjoyment of which the Executive shall have effectively waived in writing prior to the Date of Termination shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Company's independent auditors and reasonably acceptable to the Executive does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, including by reason of section 280G(b)(4)(A) of the Code, (iii) the Severance Payments shall be reduced only to the extent necessary so that the Total Payments (other than those referred to in clauses
(i) or (ii)) in their entirety constitute reasonable compensation for services actually rendered within the meaning of section 280G(b)(4)(B) of the Code or are otherwise not subject to disallowance as deductions, in the opinion of the tax counsel referred to in clause (ii); and (iv) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code.

                 (b) In the event that the Executive becomes entitled to the Severance Payments, if any of the Total Payments will be subject to the Excise Tax, and if such Total Payments less the Excise Tax thereon is greater than the maximum amount of Total Payments which would otherwise be payable to the Executive without the imposition of a Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income tax and Excise Tax upon the payment provided for by this Section 6.02(b), shall be equal to the Total Payments. For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) the Total Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel selected by the Company's independent auditors and reasonably acceptable to the Executive such Total Payments (in whole or in part) do not constitute parachute payments, including by reason of
Section 280G(b)(4)(A) of the Code, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4)(B) of the Code, in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (ii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and applicable state and local income taxes at the highest marginal rate of taxation, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time of termination of the Executive's employment, the Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income tax imposed on the Gross-Up Payment being repaid by the Executive to the extent that such repayment results in a reduction in Excise Tax and/or a federal, state or local income tax deduction) plus interest on the amount of such repayment at the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive's employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) at the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Severance Payments.

                 6.03 The payments provided for in Section 6.01(A) and Section 6.02(b) hereof shall be made not later than the fifteenth day following the Date of Termination, provided, however, that if the amounts of such payments, and the limitation on such payments set forth in Section 6.02(a) hereof, cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the

Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at the rate provided in section 1274(b)(2)(B) of the Code). At the time that payments are made under this Section, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from outside counsel, auditors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

                 6.04 The Company also shall pay to the Executive reasonable legal fees and reasonable expenses incurred in good faith by the Executive as a result of a termination which entitles the Executive to the Severance Payments (including, but not limited, to all such fees and expenses, if any, incurred in disputing any such termination or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder). Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

                 7.  Termination Procedures and Compensation During Dispute.

                 7.01 Notice of Termination. After Shareholder Approval and during the term of this Agreement, any purported termination of the Executive's employment with the Company (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment with the Company under the provision so indicated.

                 7.02 Date of Termination. "Date of Termination", with respect to any purported termination of the Executive's employment after Shareholder Approval and during the term of this Agreement, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

                 7.03 Dispute Concerning Termination. If within fifteen
(15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 7.03), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

                 7.04 Compensation During Dispute. If a purported termination occurs following Shareholder Approval and during the term of this Agreement, and such termination is disputed in accordance with Section 7.03 hereof, the Company shall continue to pay the Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with Section 7.03 hereof. Amounts paid under this Section 7.04 are in addition to all other amounts due under this Agreement (other than those due under Section 5.02 hereof) and shall not be offset against or reduce any other amounts due under this Agreement.

                 8. No Mitigation. The Company agrees that, if the
Executive's employment is terminated during the term of this Agreement, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to Section 6 or Section 7.04. Further, the amount of any payment or benefit provided for in
Section 6 (other than Section 6.01(B)) or Section 7.04 shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company or any of its subsidiaries, or otherwise.

                 9.  Successors; Binding Agreement.

                 9.01 In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after Shareholder Approval, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

                 9.02 This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

                 10. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

                          To the Company:

                          Chemical Banking Corporation
                          270 Park Avenue
                          New York, New York  10017
                          Attention: General Counsel

                          To the Executive:

                 11. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without regard to conflicts of law principles. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The obligations of the Company and the Executive under Sections 6 and 7 shall survive the expiration of the term of this Agreement.

                 12. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                 13. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                 14. Settlement of Disputes; Arbitration. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Company and shall be in writing. The Company shall respond in writing to any such claim within sixty (60) days following receipt of such claim. Failure to respond to such claim within such period shall be deemed a denial of such claim. Any denial by the Company of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Company shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal in writing to the Company a decision of the Company within sixty (60) days after notification by the Company that the Executive's claim has been denied. The Company shall respond in writing to any such appeal within sixty

(60) days following receipt of such appeal. Failure to respond to such appeal within such period shall be deemed a denial of such appeal. Any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in New York, New York in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Executive shall be entitled to seek specific performance of the Executive's right to be paid by the Company until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                 15. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

                 (A) "Annual Base Salary" shall mean the Executive's regular basic annual compensation prior to any reduction therein under a salary reduction agreement pursuant to section 401(k) or section 125 of the Code, and shall not include (without limitation) cost of living allowances and post allowances for foreign service, fees, retainers, reimbursements, bonuses, incentive awards, prizes or similar payments.

                 (B) "Base Amount" shall have the meaning defined in section 280G(b)(3) of the Code.

                 (C) "Board" shall mean the Board of Directors of the Company.

                 (D) "Board Approval" shall mean the approval by the Board of the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical Banking Corporation and The Chase Manhattan Corporation.

                 (E) "Cause" for termination by the Company of the Executive's employment, after Shareholder Approval, shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company, or a subsidiary of the Company, as such duties may be defined from time to time, or abide by the written policies of the Company or of the Executive's primary employer (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 7.01) after a written demand for substantial performance is delivered to the Executive by the Company, which demand specifically identifies the manner in which the Company believes that the Executive has not substantially performed the Executive's duties or has not abided by written policies, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and its subsidiaries.

                 (F) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 (G) "Company" shall mean Chemical Banking Corporation and any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law or otherwise (except in determining, under Section 15(F) hereof, whether or not Shareholder Approval of the Company has occurred in connection with such succession).

                 (H) "Date of Termination" shall have the meaning stated in
         Section 7.02 hereof.

                 (I) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Executive a Notice of Termination for Disability, and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

                 (J) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                 (K) "Excise Tax" shall mean any excise tax imposed under
         section 4999 of the Code.

                 (L) "Executive" shall mean the individual named in the first paragraph of this Agreement.

                 (M) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent) of any one of the following acts, or failure to act, unless, in the case of any act or failure to act described in clause (I), (IV), (V), (VI) or (VII) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                 (I) a substantial diminution in the overall importance of the Executive's role, as determined by balancing (i) any increase or decrease in the scope of the Executive's management responsibilities against (ii) any increase or decrease in the relative sizes of the businesses, activities or functions (or portions thereof) for which the Executive has responsibility; provided, however, that none of (a) a change in the Executive's title or employer, (b) a change in the hierarchy and (c) a change in the Executive's responsibilities from line to staff or vice versa, shall, by itself, be considered Good Reason;

                 (II) a reduction in the Executive's Annual Base Salary as in effect on the date hereof or as the same may be increased from time to time;

                 (III) the relocation of the principal place of the Executive's employment to a location that is more than 50 miles from such principal place of employment immediately prior to Shareholder Approval (unless such relocation is to the New York Metropolitan Area or from one location outside of the United States);

                 (IV) the failure by the Company or a subsidiary to pay to the Executive any portion of the Executive's current compensation, or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company or a subsidiary within seven (7) days of the date such compensation is due;

                 (V) the failure by the Company or a subsidiary to pay the Executive by February 15 following any calendar year an annual cash bonus for such calendar year that, in the reasonable, good faith judgment of the Compensation Committee of the Board of Directors of the Company (or its designee), fairly reflects the performance of the Executive, any unit or units (or portions thereof) for which the Executive was responsible and the Company as a whole during such calendar year; provided, however, that the Executive may not claim that a bonus equal to or greater than the highest annual bonus paid to the Executive for any of the three calendar years immediately preceding Shareholder Approval does not fairly reflect such performance;

                 (VI) the failure by the Company or a subsidiary to include the Executive in any other employee benefit or compensation plan or arrangement on a basis reasonably comparable to that of other executives of the Company having responsibilities of equal importance to those of the Executive; provided, however, that failure to include the Executive in a plan or arrangement designed for a general category of positions that does not include the Executive's position, as determined in good faith by the Compensation Committee of the Board of Directors of the Company (or its designee), shall not be considered Good Reason; or

                 (VII) any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 7.01; for purposes of this Agreement, no such purported termination shall be effective.

The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

                 (N) "Gross-Up Payment" shall have the meaning given in Section 6.02(b) hereof.

                 (O) "Notice of Termination" shall have the meaning stated in
         Section 7.01 hereof.

                 (P) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                 (Q) "Retirement" shall be deemed the reason for the termination by the Company or the Executive of the Executive's employment if such employment is terminated in accordance with the Company's retirement policy, not including early retirement, generally applicable to its salaried employees, as in effect immediately prior to Board Approval, or in accordance with any retirement arrangement established by the Board with the Executive's consent with respect to the Executive.

                 (R) "Severance Payments" shall mean those payments described in
         Section 6.01 hereof.

                 (S) "Shareholder Approval" shall mean the approval by the shareholders of the Company and Chase of the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical Banking Corporation and The Chase Manhattan Corporation.

                 (T) "Total Payments" shall mean those payments described in
         Section 6.02 hereof.


                                         CHEMICAL BANKING CORPORATION

                                         By _________________________
                                            Name:
                                            Title:


                                         ____________________________
                                            Executive

                                    AGREEMENT

                 THIS AGREEMENT dated as of August 27, 1995 is made by and between Chemical Banking Corporation, a Delaware corporation, (the "Company"), and _________________________ (the "Executive").

                 WHEREAS the Company considers it essential to the best interests of its shareholders to foster the continuous employment of key management personnel; and

                 WHEREAS the Company has entered into an Agreement and Plan of Merger with The Chase Manhattan Corporation, dated as of August 27, 1995, under which Chase will be merged into the Company (the "Merger"); and

                 WHEREAS the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly-held corporations, the Merger and the uncertainty and questions which it may raise among management may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders; and

                 WHEREAS the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the management of the Company and its subsidiaries, including the Executive, to their assigned duties without distraction in the face of potential uncertainty arising from the Merger;

                 NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

                 1. Defined Terms. The definitions of capitalized terms used in this Agreement are provided in the last Section hereof.

                 2. Term of Agreement. This Agreement shall commence on the date hereof and shall continue in effect through December 31, 1996; provided, however, if Shareholder Approval shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of 24 months beyond the month in which such Shareholder Approval occurred.

                 3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and its subsidiaries and in consideration of the Executive's covenants set forth in Section 4 hereof, the Company agrees, under the conditions described herein, to pay the Executive the "Severance Payments" described in Section 6.01 hereof and the other payments and benefits described herein in the event the Executive's employment with the Company is terminated following Shareholder Approval and during the term of this Agreement. No amount or benefit shall be payable under this Agreement unless there shall have been (or, under the terms hereof, there shall be deemed to have been) a termination of the Executive's employment with the Company, as described in Section 6.01 hereof, following Shareholder Approval. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company or any of its subsidiaries.

                 4. The Executive's Covenants. The Executive agrees that, subject to the terms and conditions of this Agreement the Executive will remain in the employ of the Company until the earliest of (i) a date which is twelve
(12) months from the date of such Board Approval, (ii) the date of Shareholder Approval, (iii) the date of termination by the Executive of the Executive's employment for Good Reason (determined by treating the Board Approval as Shareholder Approval in applying the definition of Good Reason), by reason of death, Disability or Retirement, or (iv) the termination by the Company of the Executive's employment for any reason.

                 5.  Compensation Other Than Severance Payments.

                 5.01 Following Shareholder Approval and during the term of this Agreement, during any period that the Executive fails to perform the Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Executive's full salary shall be paid to the Executive by the Company at a rate no less than the rate in effect at the commencement of any such period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company or its subsidiaries during such period, until the Executive's employment is terminated by the Company for Disability.

                 5.02 If the Executive's employment shall be terminated for any reason following Shareholder Approval and during the term of this Agreement, the Executive's full salary shall be paid to the Executive by the Company through the Date of Termination at the rate in effect at the time the Notice of Termination is given, together with all compensation and benefits payable to or with respect to the Executive through the Date of Termination under the terms of any compensation or benefit plan, program or arrangement maintained by the Company or its subsidiaries during such period.

                 5.03 If the Executive's employment shall be terminated for any reason following Shareholder Approval and during the term of this Agreement, the Executive's normal post-termination compensation and benefits shall be paid to the Executive as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the retirement, insurance and other compensation or benefit plans, programs and arrangements maintained by the Company or its subsidiaries.

                 6.  Severance Payments.

                 6.01 The Company shall pay the Executive the payments described in this Section 6.01 (the "Severance Payments") upon the termination of the Executive's employment with the Company following Shareholder Approval and during the term of this Agreement, in addition to the payments and benefits described in Section 5 hereof, unless such termination is (i) by the Company for Cause, (ii) by reason of death, Disability or Retirement, or

(iii) by the Executive without Good Reason. The Executive's employment shall be deemed to have been terminated following Shareholder Approval by the Company without Cause or by the Executive with Good Reason if the Executive's employment is terminated prior to Shareholder Approval without Cause at the request of Chase (or its affiliate) or if the Executive terminates his employment with Good Reason prior to Shareholder Approval (determined by treating Board Approval as Shareholder Approval in applying the definition of Good Reason) if the circumstance or event which constitutes Good Reason occurs at the request of Chase (or its affiliate). The Executive's employment with the Company shall not be deemed terminated solely because of a redesignation of the Executives's title or employer among the Company and its primary subsidiaries.

                 (A) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to two times the sum of (i) the higher of the Executive's Annual Base Salary in effect immediately prior to the occurrence of the event or circumstance upon which the Notice of Termination is based or in effect immediately prior to Shareholder Approval, and (ii) the average percentage annual bonus paid or determined and payable to the Executive over the preceding five years (expressed as a percentage of Annual Base Salary) and applied to the Executive's Annual Base Salary as determined pursuant to clause (i) above.

                 (B) For a 24 month period after the Date of Termination, the Company shall arrange to provide the Executive with life, disability, accident and health insurance benefits substantially similar to those which the Executive is receiving immediately prior to the Notice of Termination (without giving effect to any reduction in such benefits subsequent to Shareholder Approval which reduction constitutes Good Reason). Benefits otherwise receivable by the Executive pursuant to this Section 6.01(B) shall be reduced to the extent comparable benefits are actually received by or made available to the Executive without cost during such period following the Executive's termination of employment (and any such benefits actually received by the Executive shall be reported to the Company by the Executive). If the benefits provided to the Executive under this Section 6.01(B) shall result in a decrease, pursuant to Section 6.02, in the Severance Payments and these
         Section 6.01(B) benefits are thereafter reduced pursuant to the immediately preceding sentence because of the receipt of comparable benefits, the Company shall, at the time of such reduction, pay to the Executive the lesser of (i) the amount of the decrease made in the Severance Payments pursuant to Section 6.02(a), or (ii) the maximum amount which can be paid to the Executive without being, or causing any other payment to be, nondeductible by reason of section 280G of the Code.

                 (C) "Employee Benefits" to which the Executive was entitled pursuant to an individual agreement with the Company as in effect immediately prior to the effective date hereof shall be provided to the Executive in accordance with the terms thereof. Employee Benefits, for this purpose, shall include benefits and other rights granted under such individual agreement with respect to the Company's (i) Permanent Life Insurance Options Plan, (ii) Supplemental Savings Incentive Plan,
         (iii) Supplemental Retirement Benefits Plan, (iv) Executive Cash Plan for Retirement, (v) post-retirement benefits under a welfare benefits plan and (vi) any additional supplemental pension benefit provided for under the terms of the individual agreement. Notwithstanding the foregoing, there shall be no duplication of benefits or payments under this Agreement and any such individual agreement.

                 6.02 (a) Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by the Executive in connection with Shareholder Approval or the termination of the Executive's employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company or any of its subsidiaries, any Person whose actions result in Shareholder Approval or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Severance

Payments, being hereinafter called "Total Payments") would subject the Executive to an Excise Tax, and if such Total Payments less the Excise Tax is less than the maximum amount of Total Payments which would otherwise be payable to the Executive without the imposition of an Excise Tax, then, to the extent necessary to eliminate the imposition of an Excise Tax (and after taking into account any reduction in the Total Payments provided by reason of Section 280G of the Code in such other plan, arrangement or agreement), (A) the cash Severance Payments shall first be reduced (if necessary, to zero), and (B) all other non-cash Severance Payments shall next be reduced (if necessary, to zero). For purposes of this limitation (i) no portion of the Total Payments the receipt or enjoyment of which the Executive shall have effectively waived in writing prior to the Date of Termination shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Company's independent auditors and reasonably acceptable to the Executive does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, including by reason of section 280G(b)(4)(A) of the Code, (iii) the Severance Payments shall be reduced only to the extent necessary so that the Total Payments (other than those referred to in clauses
(i) or (ii)) in their entirety constitute reasonable compensation for services actually rendered within the meaning of section 280G(b)(4)(B) of the Code or are otherwise not subject to disallowance as deductions, in the opinion of the tax counsel referred to in clause (ii); and (iv) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code.

                 (b) In the event that the Executive becomes entitled to the Severance Payments, if any of the Total Payments will be subject to the Excise Tax, and if such Total Payments less the Excise Tax thereon is greater than the maximum amount of Total Payments which would otherwise be payable to the Executive without the imposition of a Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income tax and Excise Tax upon the payment provided for by this Section 6.02(b), shall be equal to the Total Payments. For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) the Total Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel selected by the Company's independent auditors and reasonably acceptable to the Executive such Total Payments (in whole or in part) do not constitute parachute payments, including by reason of
Section 280G(b)(4)(A) of the Code, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4)(B) of the Code, in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (ii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and applicable state and local income taxes at the highest marginal rate of taxation, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time of termination of the Executive's employment, the Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income tax imposed on the Gross-Up Payment being repaid by the Executive to the extent that such repayment results in a reduction in Excise Tax and/or a federal, state or local income tax deduction) plus interest on the amount of such repayment at the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive's employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) at the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Severance Payments.

                 6.03 The payments provided for in Section 6.01(A) and Section 6.02(b) hereof shall be made not later than the fifteenth day following the Date of Termination, provided, however, that if the amounts of such payments, and the limitation on such payments set forth in Section 6.02(a) hereof, cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the

Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at the rate provided in section 1274(b)(2)(B) of the Code). At the time that payments are made under this Section, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from outside counsel, auditors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

                 6.04 The Company also shall pay to the Executive reasonable legal fees and reasonable expenses incurred in good faith by the Executive as a result of a termination which entitles the Executive to the Severance Payments (including, but not limited, to all such fees and expenses, if any, incurred in disputing any such termination or in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder). Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

                 7.  Termination Procedures and Compensation During Dispute.

                 7.01 Notice of Termination. After Shareholder Approval and during the term of this Agreement, any purported termination of the Executive's employment with the Company (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment with the Company under the provision so indicated.

                 7.02 Date of Termination. "Date of Termination", with respect to any purported termination of the Executive's employment after Shareholder Approval and during the term of this Agreement, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

                 7.03 Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 7.03), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

                 7.04 Compensation During Dispute. If a purported termination occurs following Shareholder Approval and during the term of this Agreement, and such termination is disputed in accordance with Section 7.03 hereof, the Company shall continue to pay the Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with Section 7.03 hereof. Amounts paid under this Section 7.04 are in addition to all other amounts due under this Agreement (other than those due under Section 5.02 hereof) and shall not be offset against or reduce any other amounts due under this Agreement.

                 8. No Mitigation. The Company agrees that, if the Executive's employment is terminated during the term of this Agreement, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to Section 6 or Section 7.04. Further, the amount of any payment or benefit provided for in Section 6 (other than Section 6.01(B)) or Section 7.04 shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company or any of its subsidiaries, or otherwise.

                 9.  Successors; Binding Agreement.

                 9.01 In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after Shareholder Approval, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

                 9.02 This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

                 10. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

                          To the Company:

                          Chemical Banking Corporation
                          270 Park Avenue
                          New York, New York  10017
                          Attention: General Counsel

                          To the Executive:

                 11. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without regard to conflicts of law principles. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The obligations of the Company and the Executive under Sections 6 and 7 shall survive the expiration of the term of this Agreement.

                 12. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                 13. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                 14. Settlement of Disputes; Arbitration. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Company and shall be in writing. The Company shall respond in writing to any such claim within sixty (60) days following receipt of such claim. Failure to respond to such claim within such period shall be deemed a denial of such claim. Any denial by the Company of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Company shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal in writing to the Company a decision of the Company within sixty (60) days after notification by the Company that the Executive's claim has been denied. The Company shall respond in writing to any such appeal within sixty

(60) days following receipt of such appeal. Failure to respond to such appeal within such period shall be deemed a denial of such appeal. Any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in New York, New York in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Executive shall be entitled to seek specific performance of the Executive's right to be paid by the Company until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                 15. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

                 (A) "Annual Base Salary" shall mean the Executive's regular basic annual compensation prior to any reduction therein under a salary reduction agreement pursuant to section 401(k) or section 125 of the Code, and shall not include (without limitation) cost of living allowances and post allowances for foreign service, fees, retainers, reimbursements, bonuses, incentive awards, prizes or similar payments.

                 (B) "Base Amount" shall have the meaning defined in section 280G(b)(3) of the Code.

                 (C) "Board" shall mean the Board of Directors of the Company.

                 (D) "Board Approval" shall mean the approval by the Board of the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical Banking Corporation and The Chase Manhattan Corporation.

                 (E) "Cause" for termination by the Company of the Executive's employment, after Shareholder Approval, shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company, or a subsidiary of the Company, as such duties may be defined from time to time, or abide by the written policies of the Company or of the Executive's primary employer (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 7.01) after a written demand for substantial performance is delivered to the Executive by the Company, which demand specifically identifies the manner in which the Company believes that the Executive has not substantially performed the Executive's duties or has not abided by written policies, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and its subsidiaries.

                 (F) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 (G) "Company" shall mean Chemical Banking Corporation and any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law or otherwise (except in determining, under Section 15(F) hereof, whether or not Shareholder Approval of the Company has occurred in connection with such succession).

                 (H) "Date of Termination" shall have the meaning stated in
         Section 7.02 hereof.

                 (I) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Executive a Notice of Termination for Disability, and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

                 (J) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                 (K) "Excise Tax" shall mean any excise tax imposed under
         section 4999 of the Code.

                 (L) "Executive" shall mean the individual named in the first paragraph of this Agreement.

                 (M) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent) of any one of the following acts, or failure to act, unless, in the case of any act or failure to act described in clause (I), (IV), (V), (VI) or (VII) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                 (I) a substantial diminution in the overall importance of the Executive's role, as determined by balancing (i) any increase or decrease in the scope of the Executive's management responsibilities against (ii) any increase or decrease in the relative sizes of the businesses, activities or functions (or portions thereof) for which the Executive has responsibility; provided, however, that none of (a) a change in the Executive's title or employer, (b) a change in the hierarchy and (c) a change in the Executive's responsibilities from line to staff or vice versa, shall, by itself, be considered Good Reason;

                 (II) a reduction in the Executive's Annual Base Salary as in effect on the date hereof or as the same may be increased from time to time;

                 (III) the relocation of the principal place of the Executive's employment to a location that is more than 50 miles from such principal place of employment immediately prior to Shareholder Approval (unless such relocation is to the New York Metropolitan Area or from one location outside of the United States);

                 (IV) the failure by the Company or a subsidiary to pay to the Executive any portion of the Executive's current compensation, or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company or a subsidiary within seven (7) days of the date such compensation is due;

                 (V) the failure by the Company or a subsidiary to pay the Executive by February 15 following any calendar year an annual cash bonus for such calendar year that, in the reasonable, good faith judgment of the Compensation Committee of the Board of Directors of the Company (or its designee), fairly reflects the performance of the Executive, any unit or units (or portions thereof) for which the Executive was responsible and the Company as a whole during such calendar year; provided, however, that the Executive may not claim that a bonus equal to or greater than the highest annual bonus paid to the Executive for any of the three calendar years immediately preceding Shareholder Approval does not fairly reflect such performance;

                 (VI) the failure by the Company or a subsidiary to include the Executive in any other employee benefit or compensation plan or arrangement on a basis reasonably comparable to that of other executives of the Company having responsibilities of equal importance to those of the Executive; provided, however, that failure to include the Executive in a plan or arrangement designed for a general category of positions that does not include the Executive's position, as determined in good faith by the Compensation Committee of the Board of Directors of the Company (or its designee), shall not be considered Good Reason; or

                 (VII) any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 7.01; for purposes of this Agreement, no such purported termination shall be effective.

The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

                 (N) "Gross-Up Payment" shall have the meaning given in Section 6.02(b) hereof. (O) "Notice of Termination" shall have the meaning stated in Section 7.01 hereof.

                 (P) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                 (Q) "Retirement" shall be deemed the reason for the termination by the Company or the Executive of the Executive's employment if such employment is terminated in accordance with the Company's retirement policy, not including early retirement, generally applicable to its salaried employees, as in effect immediately prior to Board Approval, or in accordance with any retirement arrangement established by the Board with the Executive's consent with respect to the Executive.

                 (R) "Severance Payments" shall mean those payments described in
         Section 6.01 hereof.

                 (S) "Shareholder Approval" shall mean the approval by the shareholders of the Company and Chase of the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical Banking Corporation and The Chase Manhattan Corporation.

                 (T) "Total Payments" shall mean those payments described in
         Section 6.02 hereof.


                                       CHEMICAL BANKING CORPORATION

                                       By _________________________
                                          Name:
                                          Title:


                                       ____________________________
                                          Executive